                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     7
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12

MSAE SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies-- suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

/s/ Richard F. Powers III                              /s/ Dennis J. McDonnell
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 6.8%
Communication Services       13.3%
Consumer Cyclicals           15.4%
Consumer Staples             27.4%
Financial                    16.9%
Health Care                   6.0%
Technology                    7.3%
Utilities                     5.0%
Short Term Investment         1.9%

                                                       TOTAL RETURNS**
                        ------------------------------------------------------------------------------
                              SIX MONTHS                                          AVERAGE ANNUAL
                        ----------------------           ONE YEAR                SINCE INCEPTION
                                     WITHOUT    --------------------------  --------------------------
                        WITH SALES    SALES      WITH SALES     WITHOUT      WITH SALES     WITHOUT
                         CHARGE*      CHARGE      CHARGE*     SALES CHARGE    CHARGE*     SALES CHARGE
------------------------------------------------------------------------------------------------------
Class A Shares              -4.25 %      1.59 %       7.45  %      14.02  %      24.93  %      27.41  %
------------------------------------------------------------------------------------------------------
Class B Shares              -3.36 %      1.27 %       8.18  %      13.18  %      25.90  %      26.53  %
------------------------------------------------------------------------------------------------------
Class C Shares               0.34 %      1.26 %      12.19  %      13.19  %      26.49  %      26.49  %
------------------------------------------------------------------------------------------------------
Lipper Capital
Appreciation Index            N/A        4.62 %        N/A         19.99  %        N/A         18.19  %
------------------------------------------------------------------------------------------------------
S&P 500 Index                 N/A        9.22 %        N/A         28.57  %        N/A         27.95  %
------------------------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE LIPPER CAPITAL APPRECIATION FUND INDEX IS A COMPOSITE OF MUTUAL FUNDS MANAGED FOR MAXIMUM CAPITAL GAINS. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS. THE S&P 500 INDEX ASSUMES DIVIDENDS ARE REINVESTED.

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                         INDUSTRY         NET ASSETS
---------------------------  -----------------  --------------
Loews Corp.                      Insurance              7.1%
                               (Multi-Line)
Tele-Communications            Broadcasting             5.8%
 Liberty Media Group 'A'       (TV, Radio &
                                  Cable)
SFX Entertainment, Inc. 'A'    Entertainment            5.4%
Nielsen Media Research           Services               5.1%
                               (Commercial &
                                 Consumer)
Montana Power Co.                Electric               5.0%
                                 Companies

TOP FIVE SECTORS
                    VALUE     PERCENT OF
SECTOR              (000)     NET ASSETS
----------------  ---------  -------------
Consumer Staples  $  63,486        27.4%
Financial            39,159        16.9%
Consumer
 Cyclicals           35,599        15.4%
Communication
 Services            30,655        13.3%
Technology           16,902         7.3%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.The Van Kampen Aggressive Equity Fund seekslong-term capital appreciation by investing primarily in a concentrated portfolio of equity securities of predominantly U.S. corporations. The portfolio tends to hold between 30 and 40 issues (we held 34 securities as of December 31(st)), and we have the ability to invest up to 25 percent of the Fund's total assets in a single security when our conviction is very strong.

PERFORMANCE

While our returns for the semi-annual period ending December 31, 1998, were disappointing, we were encouraged by our return in the fourth quarter. For the quarter, the Fund's Class A shares at net asset value (NAV) returned 25.50 percent versus 21.26 percent for the Standard & Poor's 500 Index and 22.14 percent for the Lipper Capital Appreciation Fund Index. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Capital Appreciation Fund Index reflects the average performance of the 30 largest capital appreciation funds.

For the six month period ended December 31, 1998, the Fund's Class A Shares at NAV returned 1.59 percent versus 9.22 percent for the S&P 500 Index and 4.62 percent for the Lipper Capital Appreciation Fund Index. The Fund's strong performance in the fourth quarter was not enough to offset the negative performance caused mainly by stocks such as Ingram Micro Inc. and Continental Airlines for the period.

                                                             3------------------

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

MARKET OVERVIEW

The six-month reporting period was a volatile one for the stock market in general. It began the reporting period on a high note with the Dow Jones Industrial Average setting a then-record high on July 17. By August 31, in response to fears of earnings problems resulting from exposure to lagging international economies, the Dow had fallen 19 percent from its high. But inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year-end.

STRATEGY

At year-end our largest position was Loews Corporation, which represented 7.1 percent of the portfolio. The 10 largest holdings accounted for 48 percent of the Fund's assets. Our top 10 holdings as of December 31, 1998, were as follows:

COMPANY                                          %      COMPANY                                          %
-------------------------------------------  ---------  -------------------------------------------  ---------
Loews Corp.                                        7.1  Clear Channel Communications, Inc.                 4.3
Tele-Communications
Liberty Media Group 'A'                            5.8  Associated Group, Inc. 'B'                         4.2
SFX Entertainment, Inc. 'A'                        5.4  USA Networks, Inc.                                 4.2
Nielsen Media Research                             5.1  NTL, Inc.                                          3.8
Montana Power Co.                                  5.0  Genzyme Corp.                                      3.7

The 48 percent weighting in our top 10 positions is much more concentrated than most U.S. equity portfolios, but it is fairly typical for the Fund. Since the Fund's inception in January 1996, the top 10 holdings have tended to account for between 50 and 75 percent of assets. Our belief is that heavy concentration may lead to greater than average volatility but not necessarily greater-than-average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" attempts to avoid. We believe the ability to concentrate the portfolio has been one of the primary contributors to our strong performance in the past, and we remain committed to the strategy of "opportunistic concentration" despite disappointing second- and third-quarter 1998 performance.

The portfolio is a balance of well-known names and less-traditional growth opportunities. Loews, the Tisch-family holding company is our largest position and offers a unique combination of growth and value characteristics. First, the stock is compelling based on sum-of-the-parts valuation. With holdings in tobacco, insurance (CNA Financial Corp.), offshore drilling (Diamond Offshore), hotels, and cash, the company has been compounding book value at 15 percent for more than a decade. Management has recently begun to repurchase stock again. Loews is one of the more defensive holdings in our portfolio. However, given positive company dynamics we expect it to perform well in a variety of stock market conditions. We see a potential tobacco sale/spin-off as a catalyst to move the stock towards its $140-plus underlying asset value over the next 12 months. The recently announced BAT/Rothmans transaction could highlight this value.

We build the Fund's portfolio stock by stock, and sector allocation results from the stock-selection process. That said, however, sector overweightings or underweightings may result from our bottom-up process. A theme that emerged in the latter half of the year was an overweighting in cable/media/ telephony. Our intense research identified opportunities in Liberty Media, AT&T, Tele-Communications Inc, SFX Entertainment, Clear Channel Communications, Chancellor Media, Associated Group (A and B shares), Nielsen Media, Outdoor Systems, United Video Satellite, and USA Networks. Montana Power is a utility that is, in part, a telecommunications holding. In total, these securities accounted for about 46 percent of the portfolio.

Our largest position in this broad communications category is Liberty Media, a portfolio of properties including the programming assets of Tele-Communications Inc. Among Liberty's major investments are 57 million shares of Time Warner, a 49 percent interest in the Discovery Channel, a 43 percent interest in the QVC shopping channel, and approximately 70 million shares in USA Networks. Liberty's management has a long and accomplished track record for creating substantial

--------------    4

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

value. With the substantial liquidity for Liberty now being created as a result of the AT&T/Tele-Communications merger, it now appears likely that substantial additional asset value will be created.

SFX Entertainment is consolidating the fragmented live-entertainment industry, which includes production, promotion, and venue operations. The company has attained economies of scale and a platform or "network" to exploit the annual audiences of more than 25 million people who attend SFX-managed events. Further, corporate sponsorships and venue-naming rights we believe will provide for financial results in excess of expectations. We expect SFX to meaningfully improve operating margins, primarily through revenue growth, but also by realizing cost synergies. With the stock at approximately 33 times after-tax cash flow per share for 1998, we believe the stock will continue to outperform.

Montana Power represents an interesting play on the increasing need for broadband capacity as a result of the explosion in demand for telecommunications and Internet services. In addition to its traditional power-generation and energy services, the company is currently building a 3,000-mile fiber optic broadband network through its Touch America telecom subsidiary. We believe that the market is not fully recognizing the value of the firm's telecommunications business but should begin to as telecom becomes an increasingly important earnings generator and as telecom service firms continue to prepay for future capacity on Montana Power's network.

Clear Channel Communications, another large holding in the Fund, continues to consolidate properties in the radio, television, and outdoor advertising businesses and is becoming one of the dominant players in global media. The company's most recent acquisition of Jacor Communications is scheduled to close in the third quarter of 1999. In addition to adding to after-tax cash flow per share, this acquisition represents a potentially powerful long-term strategic combination. Clear Channel has been one of the best-performing stocks in the S&P 500 over the past several years. We expect the stock to continue to beat consensus estimates as the company's strong management team consolidates an industry with powerful trends. While some investors are concerned about the Internet taking advertising dollars from more traditional media, we believe that the lack of barriers to entry on the Internet will force new companies to use traditional media to bring viewers to their Web sites. We remain overweighted in the broadcasting/cable group with additional exposure to Chancellor Media, Comcast, Time Warner, and AT&T.

Nielsen Media is the leading provider of television-rating services in the United States and Canada. The company serves national and local customers, including television networks and affiliates, independent stations, syndicates, cable networks, cable systems, advertisers, and their agencies. We continue to view these shares as undervalued given the firm's monopoly position in its core business.

AT&T is at one of those rare moments in a company's history when it is transforming itself from a mature slow-growth company into a more acknowledged growth company. Chief executive Mike Armstrong is using the cash flow from the mature long distance business to enter into high-growth businesses such as the Internet, broadband, and wireless communications. Combining our position in Tele-Communications Inc. with AT&T, we now hold about an 8 percent position in the company.

OUTLOOK

We plan to continue investing in those companies our research determines have the most likely prospects for success. In the near term, because of the continued volatility of markets and possible economic slowdown, we expect that the "classic" large-cap growth names may be the beneficiaries of investor uncertainty.

We readily admit that we don't know what the next market will bring. Because investing is uncertain by nature, we seek to increase our familiarity with what we own. To us, risk is not doing enough homework about a company in which we invest. Despite what may well be a volatile climate in 1999, part of the reason we can approach the year with confidence is because we rely on our dedicated

                                                             5------------------

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

research staff to help us determine which investments we believe will enhance the Fund's performance. Not all of our investments will turn out as we hope, of course, but our discipline is designed to make the disappointments as small as possible.

Philip Friedman                            Bill Auslander
PORTFOLIO MANAGER                          PORTFOLIO MANAGER

--------------    6

                                   VAN KAMPEN
                             AGGRESSIVE EQUITY FUND

--------------------------------------------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (98.1%)
  CAPITAL GOODS (6.8%)
    METAL FABRICATORS (3.3%)
    (a)447,800   CommScope, Inc...................................  $  7,529
                                                                    --------
    OFFICE EQUIPMENT & SUPPLIES (3.5%)
       123,900   Pitney Bowes, Inc................................     8,185
                                                                    --------
  TOTAL CAPITAL GOODS.............................................    15,714
                                                                    --------
  COMMUNICATION SERVICES (13.3%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (11.3%)
    (a)108,100   Associated Group, Inc., 'A'......................     4,648
    (a)228,400   Associated Group, Inc., 'B'......................     9,707
     (a)43,800   Cellular Communications International, Inc.......     2,979
    (a)155,500   NTL, Inc.........................................     8,776
                                                                    --------
                                                                      26,110
                                                                    --------
    TELECOMMUNICATIONS (LONG DISTANCE) (2.0%)
        60,400   American Telephone & Telegraph Co................     4,545
                                                                    --------
  TOTAL COMMUNICATION SERVICES....................................    30,655
                                                                    --------
  CONSUMER CYCLICALS (15.4%)
    GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.7%)
     (a)97,900   Harrah's Entertainment, Inc......................     1,536
                                                                    --------
    RETAIL (SPECIALTY) (4.8%)
    (a)111,000   Abercrombie & Fitch Co. 'A'......................     7,853
        58,250   Gap, Inc.........................................     3,277
                                                                    --------
                                                                      11,130
                                                                    --------
    RETAIL (SPECIALTY/APPAREL) (0.8%)
    (a)115,900   Toys `R' Us, Inc.................................     1,956
                                                                    --------
    RETAIL (COMPUTERS & ELECTRONICS) (2.5%)
       114,400   Circuit City Stores-Circuit City Group...........     5,713
                                                                    --------
    SERVICES (ADVERTISING/MARKETING) (1.5%)
    (a)113,900   Outdoor Systems, Inc.............................     3,417
                                                                    --------
    SERVICES (COMMERCIAL & CONSUMER) (5.1%)
       658,196   Nielsen Media Research...........................    11,847
                                                                    --------
  TOTAL CONSUMER CYCLICALS........................................    35,599
                                                                    --------
  CONSUMER STAPLES (27.4%)
    BROADCASTING (TV, RADIO & CABLE) (20.8%)
     (a)93,300   Chancellor Media Corp., 'A'......................     4,467
       183,900   Clear Channel Communications, Inc................    10,022
    (a)127,200   Tele-Communications, Inc., 'A'...................     7,036
    (a)289,600   Tele-Communications Liberty Media Group 'A'......    13,340
    (a)165,700   United Video Satellite Group, Inc. 'A'...........     3,915
    (a)280,800   USA Networks, Inc................................     9,301
                                                                    --------
                                                                      48,081
                                                                    --------
    ENTERTAINMENT (5.4%)
    (a)227,600   SFX Entertainment, Inc. 'A'......................    12,490
                                                                    --------
    FOODS (1.2%)
     (a)59,500   U.S. Foodservice, Inc............................     2,915
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................    63,486
                                                                    --------
  FINANCIAL (16.9%)
    INSURANCE (LIFE & HEALTH) (2.9%)
       108,600   Reinsurance Group of America, Inc................     6,598
                                                                    --------

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
    INSURANCE (MULTI-LINE) (10.3%)
       154,200   American Bankers Insurance Group, Inc............  $  7,459
       167,600   Loews Corp.......................................    16,467
                                                                    --------
                                                                      23,926
                                                                    --------
    INSURANCE (PROPERTY--CASUALTY) (3.7%)
       158,000   Cincinnati Financial Corp........................     5,787
        11,500   General RE Corp..................................     2,848
                                                                    --------
                                                                       8,635
                                                                    --------
  TOTAL FINANCIAL.................................................    39,159
                                                                    --------
  HEALTH CARE (6.0%)
    HEALTH CARE (DRUGS--GENERIC & OTHERS) (6.0%)
     (a)71,500   Amgen, Inc.......................................     7,476
    (a)120,800   Forest Laboratories, Inc. 'A'....................     6,425
          (a)6   Genzyme Molecular Oncology.......................        --
                                                                    --------
                                                                      13,901
                                                                    --------
  TECHNOLOGY (7.3%)
    BIOTECHNOLOGY (3.7%)
    (a)170,300   Genzyme Corp.....................................     8,472
                                                                    --------
    COMPUTERS (HARDWARE) (1.6%)
        89,600   Compaq Computer Corp.............................     3,758
                                                                    --------
    COMPUTERS (NETWORKING) (1.8%)
     (a)92,300   3Com Corp........................................     4,136
                                                                    --------
    COMPUTERS (SOFTWARE & SERVICES) (0.2%)
     (b) 3,700   America Online, Inc..............................       536
                                                                    --------
  TOTAL TECHNOLOGY................................................    16,902
                                                                    --------
  UTILITIES (5.0%)
    ELECTRIC COMPANIES (5.0%)
       206,500   Montana Power Co.................................    11,680
                                                                    --------
  TOTAL COMMON STOCKS (COST $187,288).............................   227,096
                                                                    --------

          FACE
        AMOUNT
         (000)
------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.9%)
  REPURCHASE AGREEMENT (1.9%)
$        4,459   Chase Securities, Inc., 4.45%, dated 12/31/98,
                   due 1/4/99, to be repurchased at $4,461,
                   collateralized by $3,265 U.S. Treasury Bonds,
                   10.375%, due 11/15/12, valued at $4,571 (COST
                   $4,459)........................................     4,459
                                                                    --------
TOTAL INVESTMENTS (100.0%) (COST $191,747 ).......................   231,555
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)......................       (94)
                                                                    --------
NET ASSET (100%)..................................................  $231,461
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $191,747)     $         231,555
  Receivable for:
    Investments Sold                               1,703
    Fund Shares Sold                                 121
    Dividends                                         49
    Interest                                           1
  Deferred Organizational Costs                       20
  Other                                               82
                                                --------
    Total Assets                                 233,531
                                                --------
LIABILITIES:
  Payable for:
    Investments Purchased                            962
    Fund Shares Redeemed                             465
    Distribution Fees                                285
    Investment Advisory Fees                         129
    Custody Fees                                      63
    Administrative Fees                               46
    Shareholder Reporting Expenses                    46
    Transfer Agent Fees                               38
    Professional Fees                                 17
    Filing and Registration Fees                      10
    Directors' Fees and Expenses                       7
    Other                                              2
                                                --------
    Total Liabilities                              2,070
                                                --------
  NET ASSETS                           $         231,461
                                                --------
                                                --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $              12
  Paid in Capital in Excess of Par               227,294
  Accumulated Net Investment Loss                 (1,194)
  Accumulated Net Realized Loss                  (34,459)
  Unrealized Appreciation on
    Investments                                   39,808
                                                --------
NET ASSETS                             $         231,461
                                                --------
                                                --------
CLASS A SHARES:
  Net Assets                           $          61,569
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 3,309
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $61,568,534 and
    3,309,445 Shares Outstanding)      $           18.61
                                                --------
                                                --------
  Maximum Sales Charge                             5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100/
    (100 - maximum sales charge))      $           19.75
                                                --------
                                                --------
CLASS B SHARES:
  Net Assets                           $         145,519
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 8,002
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $145,519,314 and 8,002,405 Shares
    Outstanding)*                      $           18.19
                                                --------
                                                --------
CLASS C SHARES:
  Net Assets                           $          24,373
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 1,341
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $24,372,807 and 1,341,200 Shares
    Outstanding)*                      $           18.18
                                                --------
                                                --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $             728
  Interest                                           244
                                                --------
   Total Income                                      972
                                                --------
EXPENSES:
  Investment Advisory Fees                           954
    Less: Fees Waived                               (151)
                                                --------
  Net Investment Advisory Fees                       803
  Distribution Fees
    Class A                                           74
    Class B                                          646
    Class C                                          117
  Administrative Fees                                267
  Custodian Fees                                      63
  Filing and Registration Fees                        56
  Transfer Agent Fees                                 54
  Shareholder Reports                                 43
  Professional Fees                                   28
  Directors' Fees and Expenses                         2
  Amortization of Organizational
    Costs                                              4
  Other                                                5
                                                --------
   Net Expenses                                    2,162
                                                --------
   Net Investment Loss                            (1,190)
                                                --------
NET REALIZED GAIN (LOSS) ON:
  Investments                                    (30,296)
  Securities Sold Short                             (176)
                                                --------
   Net Realized Loss                             (30,472)
                                                --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     33,685
                                                --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                        3,213
                                                --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $           2,023
                                                --------
                                                --------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECEMBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                      $    (1,190)        $ (1,097)
  Net Realized Gain (Loss)                                     (30,472)          23,029
  Change in Unrealized Appreciation/Depreciation                33,685            2,644
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Operations                                                   2,023           24,576
                                                            ----------  ---------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                       (4,959)          (3,187)
  Class B                                                      (11,754)          (5,696)
  Class C                                                       (2,021)          (1,157)
                                                            ----------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                              (18,734)         (10,040)
                                                            ----------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    58,860          171,376
  Distributions Reinvested                                      17,353            9,563
  Redeemed                                                     (47,445)         (42,384)
                                                            ----------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  28,768          138,555
                                                            ----------  ---------------
  Total Increase in Net Assets                                  12,057          153,091
NET ASSETS--Beginning of Period                                219,404           66,313
                                                            ----------  ---------------
NET ASSETS--End of Period (Including accumulated
  (undistributed) net investment loss of $(1,194)
  and $(4), respectively)                                  $   231,461         $219,404
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    988            3,038
     Distributions Reinvested                                      266              177
     Redeemed                                                   (1,145)          (1,340)
                                                            ----------  ---------------
   Net Increase in Class A Shares Outstanding                      109            1,875
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    18,131         $ 59,406
     Distributions Reinvested                                    4,595            3,064
     Redeemed                                                  (20,075)         (26,003)
                                                            ----------  ---------------
   Net Increase                                            $     2,651         $ 36,467
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    59,114         $ 56,463
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,870            4,818
     Distributions Reinvested                                      650              314
     Redeemed                                                   (1,152)            (539)
                                                            ----------  ---------------
   Net Increase in Class B Shares Outstanding                    1,368            4,593
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $    33,110         $ 92,956
     Distributions Reinvested                                   10,965            5,363
     Redeemed                                                  (19,367)         (10,091)
                                                            ----------  ---------------
   Net Increase                                            $    24,708         $ 88,228
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $   144,800         $120,092
                                                            ----------  ---------------
                                                            ----------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    434              982
     Distributions Reinvested                                      106               67
     Redeemed                                                     (464)            (343)
                                                            ----------  ---------------
   Net Increase in Class C Shares Outstanding                       76              706
                                                            ----------  ---------------
                                                            ----------  ---------------
   Dollars:
     Subscribed                                            $     7,619         $ 19,014
     Distributions Reinvested                                    1,793            1,136
     Redeemed                                                   (8,003)          (6,290)
                                                            ----------  ---------------
   Net Increase                                            $     1,409         $ 13,860
                                                            ----------  ---------------
                                                            ----------  ---------------
   Ending Paid in Capital                                  $    23,392         $ 21,983
                                                            ----------  ---------------
                                                            ----------  ---------------
---------------------------------------------------------------------------------------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                      CLASS A                                      CLASS B
                                          ---------------------------------------------------------------     -----------------
                                           SIX MONTHS ENDED     YEAR ENDED JUNE 30,                            SIX MONTHS ENDED
                                          DECEMBER 31, 1998     -------------------      JANUARY 2, 1996*     DECEMBER 31, 1998
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       1998#        1997      TO JUNE 30, 1996           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           20.01     $ 16.98     $ 14.40     $           12.00     $           19.67
                                                    -------     -------     -------               -------              --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.05)      (0.07)       0.01                  0.06                 (0.10)
  Net Realized and Unrealized Gain                     0.24        5.03        3.95                  2.40                  0.21
                                                    -------     -------     -------               -------              --------
  Total From Investment Operations                     0.19        4.96        3.96                  2.46                  0.11
                                                    -------     -------     -------               -------              --------
DISTRIBUTIONS
  Net Investment Income                                  --          --       (0.03)                (0.06)                   --
  Net Realized Gain                                   (1.59)      (1.93)      (1.35)                   --                 (1.59)
                                                    -------     -------     -------               -------              --------
  Total Distributions                                 (1.59)      (1.93)      (1.38)                (0.06)                (1.59)
                                                    -------     -------     -------               -------              --------
NET ASSET VALUE, END OF PERIOD            $           18.61     $ 20.01     $ 16.98     $           14.40     $           18.19
                                                    -------     -------     -------               -------              --------
                                                    -------     -------     -------               -------              --------
TOTAL RETURN (1)                                       1.59%      30.93%      28.93%                20.52%                 1.27%
                                                    -------     -------     -------               -------              --------
                                                    -------     -------     -------               -------              --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          61,569     $64,035     $22,521     $           5,382     $         145,519
Ratio of Expenses to Average Net
  Assets                                               1.50%**     1.50%       1.57%                 2.03%**               2.25%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.58)%**   (0.37)%     (0.04)%                1.22%**              (1.33)%**
Portfolio Turnover Rate                                 182%        308%        241%                  204%                  182%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $  0.04     $  0.22     $            0.06     $            0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       1.64%**     1.71%       2.38%                 3.26%**               2.39%**
  Net Investment Income (Loss) to
    Average Net Assets                                (0.72)%**   (0.59)%     (0.85)%               (0.01)%**             (1.47)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                             1.50%**     1.50%       1.50%                 1.50%**               1.50%**
-------------------------------------------------------------------------------------------------------------------------------


                                       YEAR ENDED JUNE 30,
                                       --------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS        1998#        1997      TO JUNE 30, 1996
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $  16.85     $ 14.38     $           12.00
                                       --------     -------               -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)            (0.21)      (0.02)                 0.03
  Net Realized and Unrealized Gain         4.96        3.86                  2.39
                                       --------     -------               -------
  Total From Investment Operations         4.75        3.84                  2.42
                                       --------     -------               -------
DISTRIBUTIONS
  Net Investment Income                      --       (0.02)                (0.04)
  Net Realized Gain                       (1.93)      (1.35)                   --
                                       --------     -------               -------
  Total Distributions                     (1.93)      (1.37)                (0.04)
                                       --------     -------               -------
NET ASSET VALUE, END OF PERIOD         $  19.67     $ 16.85     $           14.38
                                       --------     -------               -------
                                       --------     -------               -------
TOTAL RETURN (1)                          29.94%      28.01%                20.18%
                                       --------     -------               -------
                                       --------     -------               -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $130,497     $34,382     $           2,426
Ratio of Expenses to Average Net
  Assets                                   2.25%       2.32%                 2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                   (1.11)%     (0.83)%                0.43%**
Portfolio Turnover Rate                     308%        241%                  204%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $   0.04     $  0.02     $            0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets           2.47%       2.88%                 3.79%**
  Net Investment Income (Loss) to
    Average Net Assets                    (1.34)%     (1.43)%               (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                 2.25%       2.25%                 2.25%**
--------------------------------------------------------------------------------------------------------------------------


                                                                     CLASS C
                                          --------------------------------------------------------------
                                                                 YEAR ENDED JUNE
                                           SIX MONTHS ENDED            30,
                                          DECEMBER 31, 1998     ------------------      JANUARY 2, 1996*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)       1998#       1997      TO JUNE 30, 1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           19.66     $ 16.83     $14.37     $           12.00
                                                    -------     -------     ------                ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.11)      (0.21)     (0.06)                 0.03
  Net Realized and Unrealized Gain                     0.22        4.97       3.89                  2.38
                                                    -------     -------     ------                ------
  Total From Investment Operations                     0.11        4.76       3.83                  2.41
                                                    -------     -------     ------                ------
DISTRIBUTIONS
  Net Investment Income                                  --          --      (0.02)                (0.04)
  Net Realized Gain                                   (1.59)      (1.93)     (1.35)                   --
                                                    -------     -------     ------                ------
  Total Distributions                                 (1.59)      (1.93)     (1.37)                (0.04)
                                                    -------     -------     ------                ------
NET ASSET VALUE, END OF PERIOD            $           18.18     $ 19.66     $16.83     $           14.37
                                                    -------     -------     ------                ------
                                                    -------     -------     ------                ------
TOTAL RETURN (1)                                       1.26%      29.90%     28.04%                20.10%
                                                    -------     -------     ------                ------
                                                    -------     -------     ------                ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          24,373     $24,872     $9,410     $           2,582
Ratio of Expenses to Average Net
  Assets                                               2.25%**     2.25%      2.32%                 2.67%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (1.33)%**   (1.13)%    (0.77)%                0.44%**
Portfolio Turnover Rate                                 182%        308%       241%                  204%
--------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.01     $  0.04     $ 0.07     $            0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.39%**     2.25%      3.23%                 3.80%**
  Net Investment Income (Loss) to
    Average Net Assets                                (1.47)%**   (1.35)%    (1.67)%               (0.69)%**
Ratio of Expenses to Average Net
  Assets excluding dividend expense
  on securities sold short                             2.25%**     2.25%      2.25%                 2.25%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Aggressive Equity Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on January 2, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. SHORT SALES: The Fund may sell securities short. A short sale is a transaction in which the portfolio sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to purchase securities at the market price to replace the borrowed securities at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay dividends or interests payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any,

-----------------------
          12

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

between (1) the market value of the securities sold at the time they were sold short, and (2) any cash, U.S. government securities, or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies."

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                     CLASS B
                     CLASS A     AND CLASS C
              MAX. OPERATING  MAX. OPERATING
ADVISORY FEE   EXPENSE RATIO   EXPENSE RATIO
------------  --------------  --------------
0.90%.......       1.50%           2.25%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of

                                                              ------------------
                                                                    13

                       VAN KAMPEN AGGRESSIVE EQUITY FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

$66,537 for Class A shares and deferred sales charges of $327,259 and $14,749 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $385,697,000 and sales of approximately $370,609,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                         NET
 COST     APPREC.  (DEPREC.)    APPRECIATION
 (000)      (000)      (000)           (000)
--------  -------  ---------  --------------
$191,747.. $40,546 $   (738 ) $    39,808

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

       1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL 60181-5555
                               n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999